Exhibit No. 99.2



                           FINANCIAL STATEMENTS AND
                         INDEPENDENT AUDITORS' REPORT

                      SKYSITE COMMUNICATIONS CORPORATION

                            MARCH 31, 1997 AND 1996

                      Skysite Communications Corporation

                               TABLE OF CONTENTS


                                                            PAGE

INDEPENDENT AUDITORS' REPORT                                   3


FINANCIAL STATEMENTS


     BALANCE SHEETS                                            4


     STATEMENTS OF OPERATIONS                                  5


     STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)   6


     STATEMENTS OF CASH FLOWS                                  7


     NOTES TO FINANCIAL STATEMENTS                             8

                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Skysite Communications Corporation

     We were engaged to audit the accompanying balance sheets of Skysite Communications Corporation as of March 31, 1997 and 1996, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management.

     Because we were not engaged as auditors until January 1999, we were not present to observe the taking of physical inventories at March 31, 1997 and 1996 (stated at $264,644 and $17,113, respectively), and we were unable to satisfy ourselves concerning inventory quantities on hand at those dates by other auditing procedures.

     Since the inventory balances as of March 31, 1997 and 1996, materially affect the determination of financial position, results of operations and cash flows, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the financial statements referred to in the first paragraph.


/s/ Reznick Fedder & Silverman

Bethesda, Maryland
February 1, 1999

                      Skysite Communications Corporation

                                BALANCE SHEETS

                            March 31, 1997 and 1996

                                                                1997                1996
                                                              --------           ---------
CURRENT ASSETS
Cash                                                       $   9,235            $       -
Trade accounts receivable, net of allowance
 for uncollectible accounts of $18,015                        78,252                    -
Inventory                                                    264,644               17,113
                                                        -------------          -----------

        Total current assets                              $  352,131           $   17,113

OTHER NONCURRENT ASSETS                                        4,964                    -
                                                        -------------          -----------

        Total assets                                     $  357,095            $   17.113
                                                        ============           ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


 CURRENT LIABILITIES

Bank overdraft                                             $          -        $   8,107
Accounts payable and accrued expenses                           970,667           74,623
Customer deposits                                                 1,080                -
                                                           -------------      -----------
Total current liabilities                                       971,747           82,730

COMMITMENTS AND CONTINGENCIES                                         -                -

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $1 par value; 1,000 shares
 authorized, issued and outstanding                               1,000            1,000
Additional paid-in capital                                      471,366          164,360
Accumulated deficit                                          (1,087,018)        (230,977)
                                                            -----------         ----------
                                                               (614,652)         (65,617)
                                                            -----------         ---------
Total liabilities and stockholders' equity (deficit)       $    357,095        $  17,113
                                                          ==============       ==========

See notes to financial statements

                      Skysite Communications Corporation

                           STATEMENTS OF OPERATIONS

                      Years ended March 31, 1997 and 1996

                                                                1997                 1996
                                                           ----------------     ----------------
Sales
 Equipment                                                  $     718,671     $           8,676
 Airtime services                                                 114,801                    -
                                                           ----------------     ----------------

Total sales                                                         833,472                8,676
Cost of goods sold                                                  890,360               13,689
                                                           ----------------     ----------------

Gross margin                                                        (56,888)              (5,013)
                                                           ----------------     ----------------

Operating expenses
 Sales and marketing                                                429,060              161,913
 General and administrative                                         318,770               64,051
                                                           ----------------     ----------------

Total operating expenses                                            747,830              225,964
                                                           ----------------     ----------------

Loss from operations                                               (804,718)            (230,977)

Interest expense                                                     51,323                    -
                                                           ----------------     ----------------

NET LOSS                                                   $       (856,041)    $       (230,977)
                                                           ================     ================



See notes to financial statements

                      Skysite Communications Corporation

            STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                      Years ended March 31, 1997 and 1996


                                                                        Additional
                                                                         paid-in          Accumulated
                                                Shares      Amount       capital           deficit          Total
                                              ----------   --------   --------------   ----------------    ----------

Contributions                                      1,000   $  1,000   $    164,360      $              -    $  165,360
Net loss                                               -          -                -           (230,977)     (230,977)
                                              ----------   --------   --------------   ----------------    ----------
 Balance, March 31, 1996                           1,000      1,000          164,360           (230,977)      (65,617)

Contributions                                          -          -          307,006                  -       307,006

Net loss                                               -          -                -           (856,041)     (856,041)
                                              ----------   --------   --------------   ----------------    ----------

Balance, March 31, 1997                            1,000   $  1,000   $      471,366   $     (1,087,018)   $ (614,652)
                                              ==========   ========   ==============   ================    ==========



See notes to financial statements

                      Skysite Communications Corporation

                           STATEMENTS OF CASH FLOWS

                      Year ended March 31, 1997 and 1996

                                                                 1997                 1996
                                                           ----------------     ----------------

Cash flows from operating activities
Net loss                                                   $       (856,041)    $       (230,977)
Changes in assets and liabilities
Increase in trade accounts receivable                               (78,252)                   -
Increase in inventory                                              (247,531)             (17,113)
Increase in other noncurrent assets                                  (4,964)                   -
Increase in accounts payable and accrued expenses                   896,044               74,623
Increase in customer deposits                                         1,080                    -
                                                           ----------------     ----------------

Net cash used in operating activities                              (289,664)            (173,467)
                                                           ----------------     ----------------
Cash flows from financing activities
 Bank overdraft                                                           -                8,107
 Repayment of bank overdraft                                         (8,107)                   -
 Contributions from stockholders                                    307,006              165,360
                                                           ----------------     ----------------
        Net cash provided by financing activities                   298,899              173,467
                                                           ----------------     ----------------
        NET INCREASE IN CASH                                          9,235                   -
Cash, beginning                                                          -                    -
                                                           ----------------     ----------------
 Cash, end                                                  $        9,235     $              -
                                                           ================     ================
Supplemental disclosures of cash transactions
 Cash paid for interest                                     $       51,323     $              -
                                                           ================     ================

                      Skysite Communications Corporation
                         NOTES TO FINANCIAL STATEMENTS
                            March 31, 1997 and 1996


NOTE A  ORGANIZATION

  Operations
  ----------

  Skysite Communications Corporation ("Skysite" or the "Company") markets satellite and wireless digital communications equipment and services throughout the United States. The Company works closely with satellite telephone manufacturers and systems operators to provide solutions to communications needs of individuals and corporations.

NOTE B  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Use of Estimates
  ----------------

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Management has made estimates in connection with the valuation allowance on deferred income taxes and the allowance for doubtful accounts in connection with trade accounts receivable.

  Inventory
  ---------

  Inventory, which consists primarily of finished goods, is stated at the lower of cost or market on a first-in, first-out basis. Cost is determined using the weighted average cost method.

  Advertising Costs
  -----------------

  In accordance with the AICPA's Statement of Position 93-7, "Reporting on Advertising Costs," costs for advertising are expensed as incurred. Such costs are included in sales and marketing expenses in the accompanying statements of operations.

  Revenue Recognition
  -------------------

  The Company recognizes equipment sales revenue upon shipment. Airtime services are recognized in the period in which communications services are rendered.

                      Skysite Communications Corporation

                            March 31, 1997 and 1996

NOTE B  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


  Accounts Receivable
  -------------------

  The Company uses the allowance method for doubtful accounts. Additions are made to the allowance account when doubt arises regarding the collectability of account balances.

  Concentration of Credit Risk
  ----------------------------

  Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of accounts receivable. Risk with respect to accounts receivable is generally diversified among a number of entities comprising the Company's customer base. The Company performs ongoing credit evaluations of its customers' financial condition and maintains allowances for potential credit losses. At March 31, 1997, there was no required allowance.

  Income Taxes
  ------------

  Deferred income taxes are recognized based on the estimated future tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. Income tax expense represents the current tax provision for the period and the change during the period in deferred tax assets and liabilities.

NOTE C  SIGNIFICANT CUSTOMERS/SUPPLIERS

  A significant portion of the Company's net revenue is derived from a limited number of customers. During the year ended March 31, 1997, approximately 31% of the Company's total net revenue was derived from two customers. In addition, during the year ended March 31, 1997, the Company purchased its supplies from two suppliers--Westinghouse Electric and American Mobile Satellite Corporation.

NOTE D  RELATED PARTY TRANSACTIONS

  During 1997 and 1996, the Company made advances to an affiliate of a stockholder totaling $13,423 and $41,880, respectively. The advances were noninterest bearing and were written off in 1997 and 1996. In addition, during 1996, equipment sales to an affiliate of a stockholder totaled $5,995.

                      Skysite Communications Corporation

                            March 31, 1997 and 1996

  NOTE E  INCOME TAXES

  The components of the provision for income taxes for the years ended March 31, 1997 and 1996 are as follows:

                                                             1997                 1996
                                                       ----------------     ----------------

Deferred taxes (benefit)
Federal                                                $       (289,982)    $        (72,439)
State                                                           (76,760)             (20,582)
                                                       ----------------     ----------------

Income tax benefit                                             (366,742)             (93,021)

Increase in valuation allowance                                 366,742               93,021
                                                       ----------------     ----------------

Income tax provision                                   $              -     $              -
                                                       ================     ================



  Components of the Company's deferred tax assets as of March 31, 1997 and 1996 are as follows:


                                                             1997                 1996
                                                       ----------------     ----------------

Deferred taxes assets
Net operating loss carryforwards                       $        459,763     $         93,021
Valuation allowance                                            (459,763)             (93,021)
                                                       ----------------     ----------------

                                                       $              -     $              -
                                                       ================     ================



  Because of the uncertainty associated with future realization of the deferred tax assets, the deferred tax asset has been offset in total by a valuation allowance.

                      Skysite Communications Corporation

                            March 31, 1997 and 1996

NOTE E  INCOME TAXES (Continued)

  The Company has net operating loss ("NOL") carryforwards for federal tax return purposes that may be offset against future taxable income. The use of the NOLs is subject to statutory and regulatory limitations regarding changes in ownership. If not used, the carryforwards will expire as follows:


                        2011                    $93,021

                        2012                    366,742
                                           ------------

                                           $    459,763
                                          =============




NOTE F  COMMITMENTS AND CONTINGENCIES

  Supplier Agreement
  ------------------

  The Company was subject to a "take-or-pay" provision pursuant to an agreement with a supplier of private network satellite products and services. Under the original agreement, entered into in 1996, Skysite had a minimum purchase commitment of $250,000 for the 12 months ended June 30, 1997. Skysite made total purchases of approximately $105,332 through March 31, 1997. Through December 31, 1997, the Company made total purchases of approximately $419,000. Effective January 1, 1998, the Company executed a new agreement with the supplier requiring the Company to make future minimum purchases from the supplier as follows:


Year ending December 31, 1998                  $      252,000
                         1999                         572,000
                         2000                         892,000
                         2001                       1,212,000
                         2002                       1,532,000
                         2003                       1,852,000
                         2004                       2,172,000
                         2005                       1,206,000
                                                 -------------

                                               $    9,690,000
                                                 =============

                      Skysite Communications Corporation

                            March 31, 1997 and 1996

NOTE F  COMMITMENTS AND CONTINGENCIES (Continued)

  Lease
  -----

  In August 1996, the Company entered into an operating lease for office space that expired in August 1998. In August 1998, the Company entered into a lease for new office space that expires in July 1999. As of March 31, 1997, the Company had the following minimum lease obligations:



Year ending March 31, 1998                      $         33,480
                      1999                                58,175
                      2000                                22,000
                                                 ----------------

                                                 $       113,655
                                                 ================


 Total rent expense was $21,181 for the year ended March 31, 1997. No rent expense was incurred during the year ended March 31, 1996.

NOTE G  LITIGATION

  On October 6, 1997, the former president of the Company filed a complaint with the Labor Commissioner of the State of California, seeking damages for vacation pay and wellness days he alleges he was due upon termination, in the amount of $9,300. A hearing on the former president's claim was held on June 2, 1998, pursuant to which the Labor Commissioner issued a decision in favor of the former president in the amount of $2,500.

  On March 5, 1997, a vendor filed a complaint against the Company alleging actions for open account and breach of contract resulting from the Company's alleged obligation to place certain advertisements in the vendor's publications. The case was settled in October 1998, and the vendor was paid approximately $10,000.

  On February 6, 1997, a vendor filed a complaint against the Company alleging actions for open account and account stated, and seeking monetary damages. The case was settled on December 12, 1997 whereby the Company agreed to pay the vendor $19,308.

                      Skysite Communications Corporation

                            March 31, 1997 and 1996


NOTE G  LITIGATION (Continued)

  On November 12, 1997, a vendor filed a complaint against the Company alleging breach of contract. In January 1998, the Company agreed to pay the vendor $5,044.

  On April 1, 1998, a vendor filed a complaint alleging that the Company breached a distribution argument. In June 1998 the vendor and the Company entered into a settlement agreement and the vendor was paid $430,000.

NOTE H  SUBSEQUENT EVENTS

  Sale of Skysite
  ---------------

  On June 30, 1997, the Company entered into an agreement and plan of reorganization (the "Agreement") with U.S. Digital Communications ("USDI"), formerly Visual Information Service Corporation ("Viscorp"). Under the agreement, the shareholders of Skysite were to receive 750,000 shares of common stock of USDI, as well as options to purchase an additional 500,000 shares of restricted common stock at an exercise price of $.40 per share.

  The stock of Skysite was transferred to USDI on August 26, 1997. Subsequent to the sale, a dispute arose between USDI and the former President of Skysite related to the value of Skysite at the time of the acquisition. As a result of this dispute, USDI withheld the issuance of its shares. During 1998, USDI entered into an amended agreement with the shareholders of Skysite, except for the former president who was originally allocated 240,000 shares. Under the terms of this amended agreement, the other shareholders' shares and options were placed in an escrow account in October 1998.

  On January 29, 1999, the former president of the Company filed a complaint against the Company and others in Los Angeles County Superior Court alleging breach of contract; fraud and deceit; negligent representation; specific performance; conversion; trespass; and seeking money damages and that USDI perform its obligations under the agreement to acquire Skysite by issuing and delivering to the former president shares and options to purchase shares of the common stock of USDI. The Company is unable to express an opinion as to the outcome of this matter and has made no independent investigation of potential claims, defense and counterclaims. The Company intends to vigorously defend itself against this action.